UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2005

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2005, the Board of Directors of Aon Corporation (the “Company”) amended the Company’s By-laws to:  (i) reflect that the titles of Chairman and Chief Executive Officer of the Company are held by separate individuals; and (ii) revise the scheduled date for the Company’s annual meeting to the third Friday in May.  The By-laws previously assumed that one individual held the titles of both Chairman and Chief Executive Officer, and that the scheduled date for the Company’s annual meeting was the second Thursday in April.

The foregoing summary is qualified in its entirety by reference to the By-laws, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)—(b)    Not applicable.

(c)                                         Exhibits:

Exhibit Number	Description of Exhibit
3.2	By-laws of Aon Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ David P. Bolger
David P. Bolger Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Date: November 23, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.2	By-laws of Aon Corporation.